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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



               Date of Report (Date of earliest event reported):
                    September 25, 1997 (September 20, 1997)

                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            Delaware                                     51-0310342
-------------------------------               -------------------------------
(State or other jurisdiction of               (I.R.S. Employer Identification
incorporation or organization)

                               2828 NORTH HASKELL
                              DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                  214-841-6111
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS

    On September 20, 1997, Affiliated Computer Services, Inc. ("ACS") and Computer Data Systems, Inc. ("CDSI") signed a definitive agreement (the "Agreement") pursuant to which CDSI will be acquired by and merged into ACS. Under the terms of the Agreement, stockholders of CDSI will receive 1.759 shares of ACS Class A common stock for each share of CDSI common stock. The closing price of ACS Class A common stock on September 19, 1997, the last trading day prior to the public announcement of the transaction, was $29.375 per share. In addition, approximately $48 million of CDSI debt will be repaid for a total transaction value of approximately $373 million.

    The transaction is structured to be tax free to CDSI stockholders and accounted for as a pooling of interest. The merger is subject to regulatory approvals and certain other conditions, including approval of the merger by a two-thirds vote of CDSI's stockholders and approval of the issuance of additional shares of ACS Class A common stock by ACS' stockholders. With respect to the stockholder votes, all the directors and certain executive officers of both companies have agreed to vote their stock in favor of the transaction. In the case of ACS, such directors and officers have sufficient voting power to satisfy the stockholder vote condition in the Agreement. The directors and officers of CDSI hold stock representing approximately ten percent of the outstanding shares.

    Meetings of the stockholders of ACS and CDSI will be scheduled within the next 90 days and closing of the merger is expected during the fourth quarter of calendar 1997.

    The foregoing is qualified in its entirety by reference to the Press Release, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)   Exhibits.

               *99.1 Press Release, dated September 21, 1997, issued by Affiliated Computer Services, Inc.

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    *  Filed herewith





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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Affiliated Computer Services, Inc.

Date:  September 25, 1997

                                        By: /s/  Mark A. King
                                            -----------------------------------
                                            Mark A. King
                                            Executive Vice President
                                              and Chief Financial Officer





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                               INDEX TO EXHIBITS


EXHIBIT
NUMBER         DESCRIPTION
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*99.1          Press Release, dated September 21, 1997, issued by
               Affiliated Computer Services, Inc.



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 * Filed herewith